EXHIBIT 10.3


                          EUROMERICA CAPITAL GROUP INC.
                      Suite 1818 - 701 West Georgia Street
                      Vancouver, British Columbia V7Y 1K8
                              PHONE: (604) 697-7788
                            FACSIMILE: (604) 609-6006



DATED:  June 10, 2002


TO:  INTERNATIONAL  COMMERCIAL  TELEVISION  INC.
     2300 North Dixie Highway, Suite 203B
     Boca Raton, FL 33431-7657
     U.S.A.



Re:  Euromerica Capital Group Inc. - Financial Advisory Agreement


We understand that INTL. COMMERCIAL TELEVISION INC. (the "Corporation") wishes to retain the services of Euromerica Capital Group Inc. ("Euromerica").

     A. Euromerica is, among other things, in the business of assisting companies with their inclusion onto the Frankfurt Stock Exchange (The "Business");

     B. The Corporation is going to place an Initial Public Offering on the Nasdaq OTC Bulletin Board.

The following sets forth the terms and conditions upon which Euromerica has been retained by the Corporation in connection with the foregoing matters:

1. The Corporation and Euromerica agree that Euromerica shall act as a consultant to assist the Corporation in facilitating a Listing of its shares on the Frankfurt Stock Exchange, Freiverkehr. Euromerica will provide the following services in connection with obtaining the Listing:

     a) conduct a review of the Company's affairs, both in the North America and in Europe, including a review of audited annual financial statements and quarterly financial statements for the preceding twenty-four month period;

     b) prepare a Corporate Expose of the Corporation with the necessary translations into the German language;

     c) prepare and submit the Listing Application to the Frankfurt Stock Exchange,

     d) Make payment of fees required to complete a successful of a Frankfurt Stock Exchange Listing;

     e)   Introduce  the  firm  to  a  German  Sponsor on the  Exchange,

     f) resolve all comments as may be raised by the Exchange to ensure the listing of the Corporation's shares on the Exchange; and

     g) such other services as may be required to be rendered to achieve a listing of the Corporation's shares on the Exchange;

However, Euromerica should not be considered to be acting as the Agent of the Corporation or any of its affiliates in connection with any matter referred to herein, unless expressly so stated.

2. In consideration for the services to be provided by Euromerica hereunder, the Corporation shall pay to Euromerica the fees set out in SCHEDULE "A" hereto, at the time and in the manner therein set out.

3. The Corporation shall provide Euromerica with copies of or access to all data and/or information that is available or becomes available to the Corporation relating to the Corporation including, without limitation, its financial history, position and condition, results of operations, assets, plans and business activities, including copies of such reports and valuations of Management, independent consultants or others concerning the securities or assets of the Corporation as may be available and all contracts entered into by the Corporation which are material to its business or operations, all as Euromerica may reasonably request.

4. Euromerica shall be entitled to rely upon and shall not be under any obligation to verify independently the accuracy of any information concerning the Corporation (or any of its subsidiaries) or any representations (oral or written), date or information furnished or given by the Corporation or by any of its directors, officers, employees, agents or consultants, or by the auditors of the Corporation to Euromerica hereunder. Unless requested to do so by the Corporation, Euromerica shall be under no obligation to investigate any changes which may occur in the facts set out or referred to in any such representations, date or information subsequent to the date thereof or subsequent to the date of any advice which Euromerica provides hereunder, and Euromerica shall not be under any obligation to review or assess the adequacy of any statements or any disclosure or the correctness of any statements (other than disclosure statements relating specifically to Euromerica which the Corporation provides to Euromerica for review or assessment) made in any document furnished to any person in connection with the Application for the Listing.

5. The Corporation agrees to advise Euromerica promptly of any material event or material change in the business, affairs, condition (financial or otherwise) or prospects of the Corporation that occurs during the term of Euromerica's engagement hereunder.

6. No oral or written advice which is provided to the Corporation or its affiliates by Euromerica hereunder shall, in whole or in part, be quoted, excerpted, referred to or attributed to Euromerica in any document or any communication with any person except with the prior express permission of Euromerica. Euromerica will not have any responsibility or liability for any loss occasioned to the Corporation or to its board of directors or shareholders or to any other person as a result of the publication, reproduction or use of any such advice contrary to the provisions of this paragraph.

7. The Corporation shall indemnify and hold harmless Euromerica and other Indemnified Persons (as defined in SCHEDULE "B" hereto) on the terms and in the manner set forth in SCHEDULE "B" hereto and shall otherwise comply with the obligations of the Corporation set forth in SCHEDULE "B".

8. The Corporation shall inform Euromerica promptly after it becomes aware thereof, of the issuance of any cease trading, stop order or restraining order or the initiation or threat of initiation of any proceedings, litigation or investigation with respect to the Corporation before or by any regulatory, administrative or other governmental or public body or authority or any court.

9. The engagement of Euromerica on the terms and conditions contained herein shall be deemed to have commenced on June 10, 2002 and shall terminate on
                                         --------------
     November 4, 2002,  unless extended by mutual  agreement  of the parties  or
     -----------------
     terminated earlier as hereinafter provided. The provisions of PARAGRAPHS 2, 3, 7, 8 AND 11 (including SCHEDULES "A" AND "B") shall continue in full force and effect notwithstanding any termination hereof, whether by lapse of time or otherwise. In addition, the terms and conditions of this Agreement, including the indemnity and all related provisions hereof, shall survive the completion of Euromerica's engagement hereunder, and such agreement shall be in addition to any liability which either party hereto may have to the other at law or in equity. In addition, any representations, warranties or other statements made by the Corporation in this Agreement or in any certificate or other document delivered pursuant to this Agreement shall not be affected in any way by any investigation made by or on behalf of Euromerica.

10. Euromerica shall keep all information, data and documents relating to the Corporation or its affiliates provided to it by or on behalf of the Corporation in connection herewith and the details of the engagement of Euromerica hereunder (other than the fact of the engagement of Euromerica by the Corporation) (the "CORPORATION'S INFORMATION") confidential and shall not disclose any of the same which has not then been previously publicly disclosed except:

     a) to those officers, employees, agents and advisors of Euromerica who require access thereto for any purpose in connection with this Agreement;

     b) as otherwise required to permit Euromerica to perform its services hereunder; or

     c) as may be required by law, or in connection with any legal or regulatory proceedings;

PROVIDED THAT in the event that Euromerica becomes legally compelled to disclose any of the Corporation's Information, Euromerica will provide the Corporation with prompt notice before the Corporation's Information is disclosed so that the Corporation may seek an appropriate remedy or waive compliance with the provisions of this Agreement. In the event that such remedy is not obtained or that the Corporation waives compliance with the provisions of this Agreement, Euromerica will furnish only that portion of the Corporation's Information which it is advised by written opinion of counsel is legally required and will exercise its best efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to the Corporation's Information.

The Corporation will keep all background information, data, business concepts, the dual listing procedure, business partners and documents provided to it by Euromerica hereunder and any written or oral presentation or financial or other advice provided by Euromerica hereunder and the details of the engagement of Euromerica hereunder (other than the fact of the engagement of Euromerica by the Corporation ("EUROMERICA'S INFORMATION") confidential and will not disclose any of the same which has not then been previously publicly disclosed except to those of its outside advisors who require access thereto or as may be required by law or in connection with any legal or regulatory proceedings; PROVIDED THAT in the event that the Corporation becomes legally compelled to disclose any of Euromerica's Information, the Corporation will provide Euromerica with prompt notice before Euromerica's Information is disclosed so that Euromerica may seek an appropriate remedy or waive compliance with the provisions of this Agreement. In the event that such remedy is not obtained, or that Euromerica waives compliance with the provisions of this Agreement, the Corporation will furnish only that portion of Euromerica's information which it is advised by written opinion of counsel is legally required and will exercise its best efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to Euromerica's Information.

11. Except as otherwise provided in this Agreement, neither this Agreement nor any rights or obligations hereunder shall be assigned by either party, in whole or in part, except with the prior written consent of the other party. The Agreement set forth herein is solely for the benefit of the Corporation, Euromerica and Indemnified Persons, and shall be binding upon and enure to the benefit of the respective heirs, executors, administrators, legal personal representative, successors and permitted assigns of such persons.

12. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the parties hereby irrevocably attorn to the jurisdiction of the courts thereof.

If the foregoing satisfactorily reflects the arrangements agreed to between the Corporation and Euromerica, please indicate your acceptance of the terms of this Agreement by executing the enclosed copy of this letter in the place indicated below and returning such executed copy to us.

EUROMERICA  CAPITAL  GROUP  INC.


/s/  Alexander  Wurm
--------------------------------
Authorized  Signature


                                The foregoing is agreed upon     June 10, 2002.
                                                             ------------------

On  behalf  of
INTERNATIONAL  COMMERCIAL  TELEVISION  INC.



/s/ Thomas Crosby
--------------------------------
Authorized  Signatory


Thomas Crosby
--------------------------------
NAME

Director
--------------------------------
TITLE

                                  SCHEDULE  A"

                                      FEES
                                      ----

In consideration for the services to be provided by Euromerica to the Corporation pursuant to the Agreement (the "AGREEMENT") to which this Schedule is attached, the Corporation agrees to pay:


Upon Signing of this agreement:                        US$  28,500.00

                                  SCHEDULE "B"

                                   INDEMNITY

The Corporation shall indemnity and hold harmless Euromerica and each of its affiliates and each of their respective directors, officers, partners, employees, agents and shareholders, and each other person, if any, controlling Euromerica or any affiliate thereof (collectively, the "Indemnified Persons"), from and against, and the Corporation agrees that no Indemnified Person shall have any liability to the Corporation or its owners, affiliates, shareholders or creditors for any losses, claims, damages or liabilities (including actions or proceedings in respect thereof) (collectively "Losses")

(A)  related  to  or  arising  out  of:

               (i) the actions or failures to act of the Corporation or its affiliates (including statements or omissions made, or information provided, by the Corporation or its agents other than Euromerica); or

               (ii) actions or failures to act by an Indemnified Person with the Corporation's consent or in reliance on the actions or failures to act of the Corporation or its affiliates, or

(B) otherwise related to or arising out of the engagement of Euromerica as set out in the Agreement to which this Schedule is attached or the performance by Euromerica of services under the Agreement, except that neither CLAUSE
     (A) nor CLAUSE (B) shall apply to any Losses that are finally judicially determined to have resulted primarily from the bad faith or gross negligence of any of the Indemnified Persons.